                                                                    EXHIBIT 99.1

                             CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated June 1, 1999, (99-4), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 16, 1999 to October 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 27th day of October, 1999.

                                        CONSECO FINANCE CORP.




                                        BY: /s/ Phyllis A. Knight
                                            ---------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                  SERIES 1999-4
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                 October, 1999

                                            CUSIP NO.#393505-Y63, Y71, Y89, Y97,
                                                         Z21, Z39, Z47, Z54, Z62
                                                        TRUST ACCOUNT #3337595-0
                                                        REMITTANCE DATE 11/01/99

                                                                                        Total $            Per $1,000
                                                                                        Amount              Original
                                                                                     --------------       ------------
CLASS A CERTIFICATES
--------------------

    (1a)  Amount available (including Monthly Servicing Fee)                          13,050,666.67
                                                                                     --------------

     (b)  Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
          Deficiency Amount (if any) withdrawn for prior Remittance Date                       0.00
                                                                                     --------------

     (c)  Amount Available after giving effect to withdrawal of Class M-1
          Interest Deficiency Amount and Class B-1 Interest Deficiency Amount
          for prior Remittance Date                                                   13,050,666.67
                                                                                     --------------

     (d)  Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                    0.00
                                                                                     --------------

A.   Interest

     (2)  Aggregate interest

          a. Class A-1 Remittance Rate (5.247%)                                              5.247%
                                                                                     --------------
          b. Class A-1 Interest                                                           54,756.53         2.48893318
                                                                                     --------------       ------------
          c. Class A-2 Remittance Rate (5.97%)                                                5.97%
                                                                                     --------------
          d. Class A-2 Interest                                                          208,950.00         4.97500000
                                                                                     --------------       ------------
          e. Class A-3 Remittance Rate (6.47%)                                                6.47%
                                                                                     --------------
          f. Class A-3 Interest                                                         318,108.33          5.39166661
                                                                                     --------------       ------------
          g. Class A-4 Remittance Rate (6.64%)                                                6.64%
                                                                                     --------------
          h. Class A-4 Interest                                                          229,633.33         5.53333325
                                                                                     --------------       ------------
          i. Class A-5 Remittance Rate (6.97%)                                                6.97%
                                                                                     --------------
          j. Class A-5 Interest                                                          592,450.00         5.80833333
                                                                                     --------------       ------------
          k. Class A-6 Remittance Rate (7.26%)                                                7.26%
                                                                                     --------------
          l. Class A-6 Interest                                                          130,075.00         6.05000000
                                                                                     --------------       ------------
          m. Class A-7 Remittance Rate (7.41%)                                                7.41%
                                                                                     --------------
          n. Class A-7 Interest                                                          389,025.00         6.17500000
                                                                                     --------------       ------------
          o. Class A-8 Remittance Rate 7.70%,(unless
             the Weighted Average Contract Rate is
             less than 7.70%)                                                                 7.70%
                                                                                     --------------
          p. Class A-8 Interest                                                          474,833.33         6.41666662
                                                                                     --------------       ------------
          q. Class A-9 Remittance Rate 7.02%,(unless
             the Weighted Average Contract Rate is
             less than 7.02%)                                                                 7.02%
                                                                                     --------------
          r. Class A-9 Interest                                                        2,285,606.77         5.71401693
                                                                                     --------------       ------------

     (3)  Amount applied to:

          a. Unpaid Class A Interest Shortfall                                                 0.00                  0
                                                                                     --------------       ------------

     (4)  Remaining:

          a. Unpaid Class A Interest Shortfall                                                 0.00                  0
                                                                                     --------------       ------------

B.   Principal

     (5)  Formula Principal Distribution Amount                                        5,562,810.39                N/A
                                                                                     --------------       ------------
          a. Scheduled Principal                                                         781,408.23                N/A
                                                                                     --------------       ------------
          b. Principal Prepayments                                                     5,414,435.09                N/A
                                                                                     --------------       ------------
          c. Liquidated Contracts                                                         13,197.32                N/A
                                                                                     --------------       ------------
          d. Repurchases                                                                 189,835.68                N/A
                                                                                     --------------       ------------
          e. Current Month Advanced Principal                                          1,103,956.65                N/A
                                                                                     --------------       ------------
          f.  Prior Month Advanced Principal                                          (1,940,022.58)               N/A
                                                                                     --------------       ------------

     (6)  Pool Scheduled Principal Balance                                           976,362,126.73
                                                                                     --------------

    (6b)  Adjusted Pool Principal Balance                                            975,258,170.08       975.25817008
                                                                                     --------------       ------------
    (6c)  Pool Factor                                                                    0.97525817
                                                                                     --------------


*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                  SERIES 1999-4
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                          MONTHLY REPORT October, 1999
                                     Page 2

                                            CUSIP NO.#393505-Y63, Y71, Y89, Y97,
                                                         Z21, Z39, Z47, Z54, Z62
                                                        TRUST ACCOUNT #3337595-0
                                                        REMITTANCE DATE 11/01/99

    (7)  Unpaid Class A Principal Shortfall
         (if any) following prior Remittance Date                                              0.00
                                                                                     --------------

    (8)  Class A Percentage for such Remittance Date                                         91.08%
                                                                                     --------------

    (9)  Class A Percentage for the following  Remittance Date                               91.03%
                                                                                     --------------

   (10)  Class A Principal Distribution:

         a. Class A-1                                                                  2,865,959.91       130.27090500
                                                                                     --------------       ------------
         b. Class A-2                                                                          0.00         0.00000000
                                                                                     --------------       ------------
         c. Class A-3                                                                          0.00         0.00000000
                                                                                     --------------       ------------
         d. Class A-4                                                                          0.00         0.00000000
                                                                                     --------------       ------------
         e. Class A-5                                                                          0.00         0.00000000
                                                                                     --------------       ------------
         g. Class A-6                                                                          0.00         0.00000000
                                                                                     --------------       ------------
         h. Class A-7                                                                          0.00         0.00000000
                                                                                     --------------       ------------
         I.  Class A-8                                                                         0.00         0.00000000
                                                                                     --------------       ------------
         j.  Class A-9                                                                 2,696,850.48         6.74212620
                                                                                     --------------       ------------

   (11)  Class A-1 Principal Balance                                                   9,253,009.22       420.59132818
                                                                                     --------------       ------------
  (11a)  Class A-1 Pool Factor                                                          0.42059133
                                                                                     --------------

   (12)  Class A-2 Principal Balance                                                  42,000,000.00       1000.0000000
                                                                                     --------------       ------------
  (12a)  Class A-2 Pool Factor                                                          1.00000000
                                                                                     --------------

   (13)  Class A-3 Principal Balance                                                  59,000,000.00       1000.0000000
                                                                                     --------------       ------------
  (13a)  Class A-3 Pool Factor                                                           1.00000000
                                                                                     --------------

   (14)  Class A-4 Principal Balance                                                  41,500,000.00       1000.0000000
                                                                                     --------------       ------------
  (14a)  Class A-4 Pool Factor                                                           1.00000000
                                                                                     --------------

   (15)  Class A-5 Principal Balance                                                 102,000,000.00       1000.0000000
                                                                                     --------------       ------------
  (15a)  Class A-5 Pool Factor                                                          1.00000000
                                                                                     --------------

   (16)  Class A-6 Principal Balance                                                  21,500,000.00       1000.0000000
                                                                                     --------------       ------------
  (16a)  Class A-6 Pool Factor                                                           1.00000000
                                                                                     --------------

   (17)  Class A-7 Principal Balance                                                  63,000,000.00       1000.0000000
                                                                                     --------------       ------------
  (17a)  Class A-7 Pool Factor                                                           1.00000000
                                                                                     --------------

   (18)  Class A-8 Principal Balance                                                  74,000,000.00       1000.0000000
                                                                                     --------------       ------------
  (18a)  Class A-8 Pool Factor                                                           1.00000000
                                                                                     --------------
   (19)  Class A-9 Principal Balance                                                 388,005,160.86        970.0129022
                                                                                     --------------       ------------
  (19a)  Class A-9 Pool Factor                                                          0.97001290
                                                                                     --------------

   (18)  Unpaid Class A Principal Shortfall
         (if any)following current Remittance Date                                             0.00
                                                                                     --------------

   (19)  Additional Principal Distribution Amount
                                                                                     --------------

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

   (20)  31-59 days                                                                    8,790,198.15                221
                                                                                     --------------       ------------
   (21)  60 days or more                                                               3,746,158.50                 86
                                                                                     --------------       ------------
   (22)  Current Month Repossessions                                                     318,568.54                 12
                                                                                     --------------       ------------

   (23)  Repossession Inventory                                                          421,417.10                 15
                                                                                     --------------       ------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                  SERIES 1999-4
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                  October, 1999
                                     Page 3

                                            CUSIP NO.#393505-Y63, Y71, Y89, Y97,
                                                         Z21, Z39, Z47, Z54, Z62
                                                        TRUST ACCOUNT #3337595-0
                                                        REMITTANCE DATE 11/01/99


Class M-1, M-2,  Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in July 2003.)

    (24)  Average Sixty - Day Delinquency Ratio Test

          (a) Sixty - Day Delinquency Ratio for current Remittance Date                      0.43%
                                                                                     -------------
          (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 4.0%)                                                           0.22%
                                                                                     -------------

    (25)  Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for  current Remittance Date
              (as a percentage of Cut-off Date Pool Principal Balance;
              may not exceed 5.5% from April 1, 2003 to March 31, 2004,
              7.0% from April 1, 2004 to March 31, 2005; 9.0% from
              April 1, 2005 to March 31, 2006 and 10.5% thereafter)                          0.00%
                                                                                     -------------
    (26)  Current Realized Losses Test

          (a) Current Realized Losses for current Remittance Date                         3,977.00
                                                                                     -------------
          (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
              preceding Remittance and for current Remittance Date;
              may not exceed 2.75%)                                                          0.00%
                                                                                     -------------
    (27)  Class M-1, M-2, Principal Balance Test

          (a) The sum of Class M-1, M2 Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date)
              divided by Pool Scheduled Principal Balance as of preceding
              Remittance Date is greater than 24.375%                                       17.84%
                                                                                     -------------
          (b) The sum of Class  M-2 Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date)
              divided by Pool Scheduled Principal Balance as of preceding
              Remittance Date is greater than 16.50%                                        12.49%
                                                                                     -------------
    (28)  Class B Principal Balance Test

          (a) Class B Principal Balance (before any distributions on current
              Remittance Date) as of such Remittance date is greater than
              $16,000,000.00                                                         87,500,000.00
                                                                                     -------------

          (b) Class B Principal Balance (before distributions on current
              Remittance Date) divided by pool Scheduled Principal Balance
              as of preceding Remittance Date is equal to or greater than 12.00%.            8.92%
                                                                                     -------------

                                  SERIES 1999-4
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                 October, 1999
                                     Page 4

                                            CUSIP NO. #393505-Z70, Z88, Z96, 2A9
                                                        TRUST ACCOUNT #3337595-0
                                                        REMITTANCE DATE 11/01/99

                                                                                        Total $            Per $1,000
                                                                                        Amount              Original
                                                                                     --------------       ------------
CLASS M-1 CERTIFICATES
----------------------

    (29)  Amount available (including Monthly Servicing Fee)                          2,804,417.99
                                                                                     -------------
A.   Interest

    (30)  Aggregate interest

          (a) Class M-1 Remittance Rate 7.60%, unless the
              Weighted Average Contract Rate is less than 7.60%)                             7.60%
                                                                                     -------------
          (b) Class M-1 Interest                                                        332,500.00           6.33333333
                                                                                     -------------        -------------
          (c) Interest on Class M-1 Adjusted Principal Balance                                0.00
                                                                                     -------------
    (31)  Amount applied to Class M-1 Interest Deficiency Amount                              0.00
                                                                                     -------------
    (32)  Remaining unpaid Class M-1 Interest Deficiency Amount                               0.00
                                                                                     -------------
    (33)  Amount applied to:

          a. Unpaid Class M-1 Interest Shortfall                                              0.00                    0
                                                                                     -------------        -------------

    (34)  Remaining:

          a. Unpaid Class M-1 Interest Shortfall                                              0.00                    0
                                                                                     -------------        -------------

B.   Principal

    (35)  Formula Principal Distribution  Amount                                              0.00                  N/A
                                                                                     -------------        -------------
          a. Scheduled Principal                                                              0.00                  N/A
                                                                                     -------------        -------------
          b. Principal Prepayments                                                            0.00                  N/A
                                                                                     -------------        -------------
          c. Liquidated Contracts                                                             0.00                  N/A
                                                                                     -------------        -------------
          d. Repurchases                                                                      0.00                  N/A
                                                                                     -------------        -------------
    (36)  Class M-1 Principal Balance                                                52,500,000.00        1000.00000000
                                                                                     -------------        -------------
   (36a)  Class M-1 Pool Factor                                                         1.00000000
                                                                                     -------------
    (37)  Class M-1 Percentage for such Remittance Date                                      0.00%
                                                                                     -------------
    (38)  Class M-1  Principal Distribution:

          a. Class M-1 (current)                                                              0.00           0.00000000
                                                                                     -------------        -------------
          b. Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date                                         0.00
                                                                                     -------------

    (39)  Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance Date                                          0.00
                                                                                     -------------

    (40)  Class M-1 Percentage for the following Remittance Date                             0.00%
                                                                                     -------------

    (41)  Class M-1 Liquidation Loss Interest

          (a) Class M-1 Liquidation Loss Amount                                               0.00
                                                                                     -------------
          (b) Amount applied to Class M-1
              Liquidation Loss Interest Amount                                                0.00
                                                                                     -------------
          (c) Remaining Class M-1 Liquidation Loss
              Interest Amount                                                                 0.00
                                                                                     -------------
          (d) Amount applied to Unpaid Class M-1
              Loss Interest Shortfall                                                         0.00
                                                                                     -------------
          (e) Remaining Unpaid Class M-1
              Liquidation Loss Interest Shortfalls                                            0.00
                                                                                     -------------


*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                  SERIES 1999-4
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                  October, 1999
                                     Page 5

                                            CUSIP NO. #393505-Z70, Z88, Z96, 2A9
                                                        TRUST ACCOUNT #3337595-0
                                                        REMITTANCE DATE 11/01/99

                                                                                        Total $            Per $1,000
                                                                                        Amount              Original
                                                                                     --------------       ------------
CLASS M-2 CERTIFICATES
----------------------

    (42)  Amount available (including Monthly Servicing Fee)                          2,471,917.99
                                                                                     -------------
    (43)  Aggregate interest

          (a) Class M-2 Remittance Rate 7.96%, unless the
              Weighted Average Contract Rate is less than 7.96%)                             7.96%
                                                                                     -------------
          (b) Class M-2 Interest                                                        232,166.67           6.63333343
                                                                                     -------------        -------------
          (c) Interest on Class M-2 Adjusted Principal Balance                                0.00
                                                                                     -------------

    (44)  Amount applied to Class M-2 Interest Deficiency Amount                              0.00
                                                                                     -------------

    (45)  Remaining unpaid Class M-2 Interest Deficiency Amount                               0.00
                                                                                     -------------

    (46)  Amount applied to:

          a. Unpaid Class M-2 Interest Shortfall                                              0.00                    0
                                                                                     -------------        -------------

    (47)  Remaining:

          a. Unpaid Class M-2 Interest Shortfall                                              0.00                    0
                                                                                     -------------        -------------

B.   Principal

    (48)  Formula Principal Distribution  Amount                                              0.00                  N/A
                                                                                     -------------        -------------
          a. Scheduled Principal                                                              0.00                  N/A
                                                                                     -------------        -------------
          b. Principal Prepayments                                                            0.00                  N/A
                                                                                     -------------        -------------
          c. Liquidated Contracts                                                             0.00                  N/A
                                                                                     -------------        -------------
          d. Repurchases                                                                      0.00                  N/A
                                                                                     -------------        -------------

    (49)  Class M-2 Principal Balance                                                35,000,000.00        1000.00000000
                                                                                     -------------        -------------
   (49a)  Class M-2 Pool Factor                                                         1.00000000
                                                                                     -------------

    (50)  Class M-2 Percentage for such Remittance Date                                      0.00%
                                                                                     -------------

    (51)  Class M-2  Principal Distribution:

          a. Class M-2 (current)                                                              0.00           0.00000000
                                                                                     -------------        -------------
          b. Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                         0.00
                                                                                     -------------

    (52)  Unpaid Class M-2 Principal Shortfall
          (if any) following current Remittance Date                                          0.00
                                                                                     -------------

    (53)  Class M-2 Percentage for the following Remittance Date                             0.00%
                                                                                     -------------

    (54)  Class M-2 Liquidation Loss Interest

          (a) Class M-2 Liquidation Loss Amount                                               0.00
                                                                                     -------------
          (b) Amount applied to Class M-2
              Liquidation Loss Interest Amount                                                0.00
                                                                                     -------------
          (c) Remaining Class M-2 Liquidation Loss
              Interest Amount                                                                 0.00
                                                                                     -------------
          (d) Amount applied to Unpaid Class M-2
              Loss Interest Shortfall                                                         0.00
                                                                                     -------------
          (e) Remaining Unpaid Class M-2
              Liquidation Loss Interest Shortfalls                                            0.00
                                                                                     -------------

*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                  SERIES 1999-4
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                  October, 1999
                                     Page 6

                                            CUSIP NO. #393505-Z70, Z88, Z96, 2A9
                                                        TRUST ACCOUNT #3337595-0
                                                        REMITTANCE DATE 11/01/99

                                                                                        Total $            Per $1,000
                                                                                        Amount              Original
                                                                                     --------------       ------------
CLASS BI CERTIFICATES
---------------------

     (1)  Amount Available less the Class A
          Distribution Amount and Class M-1 Distribution
          Amount (including Monthly Servicing Fee)                                    2,239,751.32
                                                                                     -------------
     (2)  Class B-1 Adjusted Principal Balance                                                0.00
                                                                                     -------------
     (3)  Class B-1 Remittance Rate  (8.75%
          unless Weighted Average Contract Rate
          is below 8.75%)                                                                    8.75%
                                                                                     -------------
     (4)  Interest on Class B-1 Adjusted Principal Balance                                    0.00
                                                                                     -------------
     (3)  Aggregate Class B1 Interest                                                   236,979.17        7.29166677
                                                                                     -------------        ----------
     (4)  Amount applied to Unpaid
          Class B1 Interest Shortfall                                                         0.00              0.00
                                                                                     -------------        ----------
     (5)  Remaining Unpaid Class B1
          Interest Shortfall                                                                  0.00              0.00
                                                                                     -------------        ----------
     (6)  Amount applied to Class B-1
          Interest Deficiency Amount                                                          0.00
                                                                                     -------------
     (7)  Remaining Unpaid Class B-1
          Interest Deficiency Amount                                                          0.00
                                                                                     -------------
     (8)  Unpaid Class B-1 Principal Shortfall
          (if any) following prior Remittance Date                                            0.00
                                                                                     -------------
    (8a)  Class B Percentage for such Remittance Date                                         0.00
                                                                                     -------------
     (9)  Current Principal (Class B Percentage of Formula Principal
          Distribution Amount)                                                                0.00        0.00000000
                                                                                     -------------        ----------
   (10a)  Class B1 Principal Shortfall                                                        0.00
                                                                                     -------------
   (10b)  Unpaid Class B1 Principal Shortfall                                                 0.00
                                                                                     -------------
    (11)  Class B Principal Balance                                                  87,500,000.00
                                                                                     -------------
    (12)  Class B1 Principal Balance                                                 32,500,000.00
                                                                                     -------------
   (12a)  Class B1 Pool Factor                                                          1.00000000
                                                                                     -------------
    (13)  Class B-1 Liquidation Loss Interest

          (a) Class B-1 Liquidation Loss Amount                                               0.00
                                                                                     -------------
          (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                    0.00
                                                                                     -------------
          (c) Remaining Class B-1 Liquidation Loss Interest Amount                            0.00
                                                                                     -------------
          (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest
              Shortfall                                                                       0.00
                                                                                     -------------
          (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                  0.00
                                                                                     -------------


                                  SERIES 1999-4
                   CERTIFICATES for MANUFACTURED HOUSING LOANS
                                 MONTHLY REPORT
                                 October, 1999
                                     Page 7

                                            CUSIP NO. #393505-Z70, Z88, Z96, 2A9
                                                        TRUST ACCOUNT #3337595-0
                                                        REMITTANCE DATE 11/01/99

                                                                                        Total $            Per $1,000
                                                                                        Amount              Original
                                                                                     --------------       ------------
CLASS B2 CERTIFICATES
---------------------

    (14)  Remaining Amount Available                                                  2,002,772.15
                                                                                     -------------
    (15)  Class B-2 Remittance Rate (8.75%
          unless Weighted Average Contract
          Rate is less than 8.75%)                                                           8.75%
                                                                                     -------------
    (16)  Aggregate Class B2 Interest                                                   401,041.67        7.29166673
                                                                                     -------------        ----------
    (17)  Amount applied to Unpaid
          Class B2 Interest Shortfall                                                         0.00              0.00
                                                                                     -------------        ----------
    (18)  Remaining Unpaid Class B2
          Interest Shortfall                                                                  0.00              0.00
                                                                                     -------------        ----------
    (19)  Unpaid Class B2 Principal Shortfall
          (if any) following prior Remittance Date                                            0.00
                                                                                     -------------
    (20)  Class B2 Principal Liquidation Loss Amount                                          0.00
                                                                                     -------------
    (21)  Class B2 Principal (zero until class B1
          paid down: thereafter, Class B Percentage
          of formula Principal Distribution Amount)                                           0.00        0.00000000
                                                                                     -------------        ----------
    (22)  Guarantee Payment                                                                   0.00
                                                                                     -------------
    (23)  Class B2 Principal Balance                                                 55,000,000.00
                                                                                     -------------
   (23a)  Class B2 Pool Factor                                                          1.00000000
                                                                                     -------------
    (24)  Monthly Servicing Fee (deducted from
          Certificate Account balance to arrive at
          Amount Available if the Company or Green Tree
          Financial Servicing Corporation is not the Servicer;
          deducted from funds remaining after payment of Class A
          Distribution Amount, Class M-1 Distribution Amount,
          Class B-1 Distribution Amount and Class B-2  Distribution
          Amount, if the Company or Green Tree Financial Servicing Corp.
          is the Servicer)                                                              409,483.75
                                                                                     -------------
    (25)  Class B-3I Guarantee Fee                                                    1,192,246.73
                                                                                     -------------
    (26)  Class B-3I Distribution Amount                                                      0.00
                                                                                     -------------
    (27)  Class B-3I Formula Distribution Amount (all Excess
          Interest plus Unpaid Class B-3I Shortfall)                                          0.00
                                                                                     -------------
    (28)  Class B-3I Distribution Amount (remaining Amount Available)                         0.00
                                                                                     -------------
    (29)  Class B-3I Shortfall (26-27)                                                        0.00
                                                                                     -------------
    (30)  Unpaid Class B-3I Shortfall                                                         0.00
                                                                                     -------------
    (31)  Class M-1 Interest Deficiency on such Remittance Date                               0.00
                                                                                     -------------
    (32)  Class B-1 Interest Deficiency on such Remittance Date                               0.00
                                                                                     -------------
    (33)  Repossessed Contracts                                                         318,568.54
                                                                                     -------------
    (34)  Repossessed Contracts Remaining in Inventory                                  421,417.10
                                                                                     -------------
    (35)  Weighted Average Contract Rate                                                   9.73612
                                                                                     -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.